UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2023

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.
On May 10, 2023, Canopy Growth Corporation (“Canopy”) disclosed in a Current Report on Form 8-K (the “Canopy Form 8-K”) that in connection with the preparation of its financial statements for its fiscal year ended March 31, 2023, Canopy’s management identified certain trends in the booking of sales by its BioSteel Sports Nutrition Inc. (“BioSteel”) business unit for further review. Canopy also disclosed, among other things, that: Canopy, together with its independent external counsel and forensic accountants, and under the oversight of Canopy’s Audit Committee of its Board of Directors, initiated an internal review of the financial reporting matters related to BioSteel (the “BioSteel Review”); although the BioSteel Review remains ongoing, Canopy has preliminarily identified material misstatements in certain prior financial statements related to sales in its BioSteel business unit that were accounted for incorrectly; Canopy has determined that it is appropriate to correct the misstatements by restating such prior financial statements, which are expected to reduce certain revenues previously recognized and adjust related balance sheet items, and plans to file restated financial statements as soon as practicable; and Canopy cannot predict with certainty when the BioSteel Review or Canopy’s assessment work will be completed.

The foregoing description of the Canopy Form 8-K is a summary, does not purport to be complete, and is qualified in its entirety by reference to the text of the Canopy Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2023.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to future plans and expected actions of third parties, including statements related to the BioSteel Review, Canopy’s plans to file restated financial statements, and potential timetables and results of such activities. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements.

The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that such actions will in fact occur or will occur on any contemplated timetable. No assurances can be given regarding the outcomes or timetables associated with the BioSteel Review and the planned restatement of Canopy’s financial statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Constellation Brands, Inc. (the “Company”) does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

In addition to risks and uncertainties associated with ordinary business operations, the forward-looking statements contained in this Current Report on Form 8-K are subject to other risks and uncertainties, including the final outcome and impacts of the BioSteel Review and planned restatement of Canopy’s prior financial statements on Canopy and the Company; the time and effort required by Canopy to complete the BioSteel Review and restatement of Canopy’s prior financial statements and amend its related SEC filings; Canopy’s potential subsequent discovery of additional adjustments to its previously issued financial statements; and other factors and uncertainties disclosed from time-to-time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended February 28, 2023, which could cause actual future performance or events to differ from current expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2023	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer